SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2019

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 976-6951

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement

On March 18, 2019, XPO Logistics, Inc. (the “Company”) entered into that certain Incremental Amendment (Amendment No. 5 to Credit Agreement) (the “Amendment”), by and among the Company, its subsidiaries signatory thereto, as guarantors, the lenders party thereto and Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent (the “Administrative Agent”), amending that certain Senior Secured Term Loan Credit Agreement, dated as of October 30, 2015 (as previously amended, amended and restated, supplemented or otherwise modified, the “Term Loan Credit Agreement”), by and among the Company, the subsidiaries from time to time party thereto, as guarantors, the lenders from time to time party thereto and the Administrative Agent.

Pursuant to the Amendment, the Company borrowed an additional $500 million of incremental loans under a new tranche of term loans (the “Incremental Term Loan Facility”). The terms of the loans under the Incremental Term Loan Facility are substantially similar to those relating to the loans outstanding under the Term Loan Credit Agreement prior to giving effect to the Amendment, except with respect to issue price, the interest rate applicable to the Company’s borrowings under the Incremental Term Loan Facility, prepayment premiums in connection with certain voluntary prepayments thereof, and certain other provisions.

The interest rate margin applicable to the Incremental Term Loan Facility is 1.50%, in the case of base rate loans, and 2.50%, in the case of LIBOR loans. Proceeds from borrowings under the Incremental Term Loan Facility will be used (i) for general corporate purposes, including to fund purchases of equity interests of the Company and (ii) to pay fees and expenses relating to, or in connection with the transactions contemplated by, the Amendment. The incremental loans under the Incremental Term Loan Facility were issued at a price of 99.50% of par.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligations.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1

Incremental Amendment (Amendment No. 5 to Credit Agreement), dated as of March 18, 2019, by and among XPO Logistics, Inc., the subsidiaries signatory thereto, as guarantors, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements.  In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms.  However, the absence of these words does not mean that the statements are not forward-looking.  These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Factors that might cause or contribute to a material difference include the risks discussed in the Company’s filings with the SEC and the following:

economic conditions generally; competition and pricing pressures; the Company’s ability to align its investments in capital assets, including equipment, service centers and warehouses, to its customers’ demands; the Company’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; the Company’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the Company’s substantial indebtedness; the Company’s ability to raise debt and equity capital; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; the Company’s ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; labor matters, including the Company’s ability to manage its subcontractors, and risks associated with labor disputes at its customers and efforts by labor organizations to organize its employees; risks associated with the Company’s self-insured claims; risks associated with defined benefit plans for the Company’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fuel price and fuel surcharge changes; issues related to the Company’s intellectual property rights; governmental regulation, including trade compliance laws; and governmental or political actions, including the United Kingdom’s likely exit from the European Union. All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2019	XPO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Senior Vice President, Corporate Counsel and Secretary